UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders, or the Annual Meeting, was held on June 6, 2018. Proxies for the Annual Meeting were solicited by the Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board of Directors’ solicitation. There were 34,371,173 shares of common stock entitled to vote at the Annual Meeting. A total of 28,964,379 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1

Steve R. Carchedi and Dayton Misfeldt were elected as Class I directors to hold office until the 2021 Annual Meeting of Shareholders by the following vote:

Nominee	For	Withheld	Broker Non-votes
Steve R. Carchedi	20,832,346	177,209	8,052,381
Dayton Misfeldt	20,889,305	120,251	8,052,381

In addition to the directors elected above, James W. Young, Ph.D., Steven B. Ketchum, Ph.D. and Homer L. Pearce, Ph.D. will continue to serve as Class II directors until the 2019 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal, and David C. Stump, M.D. and H.Ward Wolff will continue to serve as Class III directors until the 2020 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal.

Proposal No. 2

The vote, on an advisory basis, of the compensation of our named executive officers as disclosed in the 2018 proxy statement, file with the Securities and Exchange Commission on April 25, 2018, was approved by the following vote:

For	Against	Abstain	Broker Non-votes
20,689,535	140,763	178,874	8,052,381

Proposal No. 3

The filing and effectiveness of the Certificate of Amendment and the 2016 Reverse Stock Split was ratified by the following vote:

For	Against	Abstain	Broker Non-votes
20,103,623	831,275	127,039	0

In accordance with the above results, the Certificate of Amendment and the 2016 Reverse Stock Split was ratified and the Company has filed a certificate of validation in respect of the Certificate of Amendment and the 2016 Reverse Stock Split with the Secretary of State of Delaware.

Proposal No. 4

The selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018 was ratified by the following vote:

For	Against	Abstain	Broker Non-votes
28,833,974	210,159	17,804	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: June 6, 2018	By:	/s/ Dayton Misfeldt
Dayton Misfeldt
Interim Chief Executive Officer